Exhibit 99.1

Building a Leading Oncology and Acute Care Focused Biopharmaceutical Company

UBS Global Life Sciences Conference September 27, 2005

Forward-Looking Statements

This presentation contains forward-looking statements that involve risks and uncertainties, including those described in the Company’s Securities and Exchange Commission filings.

MGI PHARMA

Building A Leading Biopharmaceutical Company

Revenue potential >$1B within 5 years

Aloxi® injection

Best-in-class 5-HT3 RA for CINV

#1 share position in IV 5-HT 3 CINV market

Product portfolio

Pending acquisition of Guilford Pharmaceuticals

Aquavan® injection pivotal program to begin (procedural sedation) Gliadel® wafer marketed for high grade malignant glioma

Progress made with late-stage product candidates

Dacogen™ injection approvable letter received (MDS)

Saforis™ oral suspension NDA to be submitted (oral mucositis) Other pivotal programs ongoing

Aloxi injection for PONV & oral Aloxi formulation ZYC101a

MGI PHARMA

A Leading Biopharmaceutical Company

MARKETED PRODUCTS

DEVELOPMENT PIPELINE

Oncology

Dacogen™ injection Saforis™ oral suspension Irofulven ZYC300

Acute Care

Aloxi® injection for PONV Aquavan® injection ZYC101a

The Best in Class 5-HT 3 Antagonist for CINV

Approved for both acute and delayed chemotherapy-induced nausea & vomiting (CINV) Favorable head-to-head trials vs. competitive agents #1 share position in IV CINV market $1 billion market opportunity $500 M peak sales potential

2005 CINV Market Dynamics

Approximately 6 M Day 1 IV doses used annually

Aloxi injection share gains on target Pricing has remained stable

CINV market growth has moderated in 2005

Reimbursement methodology change: AWP to ASP system Forecasted Day 1 IV volume growth: ~3% in 2005 Actual 1H05 IV volume 3% lower than 2H04

2005 Aloxi sales anticipated to be $250 to $260 M

Q3 sales estimated to be $63 to $65 M

MGI PHARMA

Development Pipeline

Preclinical Phase 1 Phase 2 Phase 3 Regulatory Review

Dacogen™ injection (MDS)

Saforis™ oral suspension (oral mucositis) Aquavan® injection Aloxi® injection (PONV) Aloxi® oral formulation ZYC101a (cervical dysplasia) Dacogen™ injection (MDS) Dacogen™ injection (AML) Dacogen™ injection (CML) Irofulven MG98 ZYC300 (solid tumors) NAALADase inhibitors PARP inhibitors Other acylfulvene analogs

Anti-Cancer Agent with Broad Clinical Activity

Myelodysplastic syndromes (MDS)

MAA under review by EMEA Approvable Letter received from FDA

Over 40 trials ongoing

Alternative dosing regimen studies ongoing Phase 2 acute myeloid leukemia (AML) trial in elderly patients ongoing Expanded AML clinical program planned for 2005 $>250 M peak sales potential

Ex-U.S. Partnering Strategy

Active negotiations ongoing with potential partners Criteria for Dacogen injection European partner:

Strong commercial presence in EU Development expertise in oncology Provide R&D support

Process to identify ROW partners ongoing

Supportive Care Agent for Oral Mucositis

Proprietary oral formulation (Up-Tec™) of L-glutamine

Pivotal phase 3 trial complete in breast cancer patients

Primary endpoint met (p=0.026): overall 22% risk reduction (WHO=2) vs. placebo Significant activity in prevention of WHO grade 3 mucositis

NDA submission targeted for early Q405 Fast track designation Additional clinical trials planned

Oral Mucositis Market Opportunity

Significant unmet medical need

1.3 M patients receive cytotoxic chemotherapy annually Incidence: 10% to >50% depending on regimen Opportunity: >200,000 patients in U.S.

Grade 3 or 4 mucositis associated with:

3-fold increase in risk of chemotherapy dose reduction 2-fold increase in ER visits Additional 7 days of hospitalization per episode Incremental cost of over $3500 per episode

No FDA approved product for patients with solid tumors Peak sales potential ~$100 M

Post Operative Nausea & Vomiting (PONV)

PONV is common with anesthesia and surgical procedures

Prevalent in gynecological, abdominal, and ear, nose and throat surgeries

~ 30 million doses of 5-HT 3 RAs used annually in U.S. for

PONV

Can delay hospital discharge, cause hospital admissions and increase healthcare costs

Phase 3 program ongoing in >1,000 patients

2	trials evaluating 3 Aloxi injection doses

Peak sales potential >$250 M

ZYC101a

Immunotherapeutic for Cervical Dysplasia

Immune response therapeutic for treatment of cervical dysplasia, a precancerous condition Phase 2 study completed in 161 patients:

In a prospectively defined population of patients under age 25, resolution of high grade dysplasia observed in 70% vs. 23% of placebo patients

Pivotal program ongoing

Component of acute care franchise Peak sales potential >$250 M

MGI PHARMA

Guilford Transaction Overview

Transaction timeline

Announced: July 21 HSR expiration: August 31

Shareholder vote scheduled: September 29 Projected closing: October 3

Aquavan® Injection

Rapid progress in ongoing dosing study Plan to finalize phase 3 protocol during Q405

>$250 million U.S. revenue potential

Gliadel® Wafer

Fits current oncology focus Augments hospital presence

MGI PHARMA

Building A Leading Biopharmaceutical Company

Oncology

Aloxi® oral & injection (CINV) $500 M peak sales potential

Dacogen™ injection (MDS)

>$250 M peak sales potential

Saforis™ oral suspension (oral mucositis) $100 M peak sales potential

Acute Care

Aloxi® injection (PONV)

>$250 million peak sales potential

Aquavan® injection (Procedural Sedation)

>$250 million peak sales potential

ZYC101a

(High Grade Cervical Dysplasia)

>$250 million peak sales potential $1 B revenue opportunity in 5 years

Building a Leading Oncology and Acute Care Focused Biopharmaceutical Company

UBS Global Life Sciences Conference September 27, 2005